Exhibit 11

December 11, 2003

Dreyfus Premier Manager Funds I
200 Park Avenue
New York, New York 10166

Ladies and Gentlemen:

We have acted as counsel to Dreyfus Premier Manager Funds I (the "Fund") in connection with the preparation of a Registration Statement on Form N-14 (the "Registration Statement"), covering shares of beneficial interest (the "Shares") of Dreyfus Premier Alpha Growth Fund, Dreyfus Premier Intrinsic Value Fund, Dreyfus Premier S&P STARS Fund, Dreyfus Premier S&P STARS Opportunities Fund and Bear Stearns Prime Money Market Fund, each a series of the Fund (the "Successor Funds").

We have examined copies of the Agreement and Declaration of Trust and By-Laws of the Fund, the Registration Statement, the Agreements and Plans of Reorganization and such other documents, records, papers, statutes and authorities as we deemed necessary to form a basis for the opinion hereinafter expressed. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to such opinion, we have relied upon statements and certificates of officers and representatives of the Fund and others.

Based upon the foregoing, we are of the opinion that each of the Successor Funds is authorized to issue an unlimited number of Shares, and that, when the Shares are issued, they will be validly issued, fully paid and nonassessable by the Fund.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any distributor or dealer in connection with the registration and qualification of the Fund or its Shares under the securities laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

STROOCK & STROOCK & LAVAN LLP

December 8, 2003

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Re:      Registration Statement on Form N-14

Ladies and Gentlemen:

          We are furnishing this opinion in connection with the Registration Statement of Dreyfus Premier Manager Funds I (the "Trust") on Form N-14 (the "Registration Statement") with respect to Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), a series of the Trust, being filed by the Trust on or about December 8, 2003, under the Securities Act of 1933, as amended (the "Act"), relating to the proposed merger of the Alpha Growth Portfolio (the "Portfolio"), a series of The Bear Stearns Funds ("Bear Stearns"), with and into the Successor Fund, and the issuance of shares of beneficial interest of the Successor Fund in connection therewith (the "Shares"), all in accordance with the terms of the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund (the "Agreement and Plan of Reorganization") in substantially the form included as Appendix A to the Prospectus/Proxy Statement that is a part of the Registration Statement.

          We have examined the Agreement and Plan of Reorganization; the Trust's Amended and Restated Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file at the office of the Secretary of the Commonwealth of Massachusetts; the By-Laws of the Trust, as amended to the date hereof (the "By-Laws"); and certified copies of the Resolutions adopted by the Board of Trustees of the Trust. For these purposes, we assume that the Agreement and Plan of Reorganization does not materially vary from the form of agreement approved by the Trustees and that the Agreement and Plan of Reorganization will be ratified prior to the date of issuance of the Shares. We have examined such documents and records, including a certificate of recent date of the Secretary of the Commonwealth of Massachusetts, as we have deemed necessary for purposes of this opinion.

          We have assumed, for purposes of this opinion, that, prior to the date of the issuance of the Shares, the Agreement and Plan of Reorganization will have been duly executed and delivered by each party thereto and will constitute a legal, valid, and binding obligation of Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund.

          Based upon the foregoing, we are of the opinion that:

1.	The Trust is a duly organized and validly existing unincorporated association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and is authorized to issue an unlimited number of its shares of beneficial interest.

2.	When issued in accordance with the Agreement and Plan of Reorganization, the Shares will be validly issued, fully paid, and nonassessable by the Trust.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

Very truly yours, Ropes & Gray LLP

December 8, 2003

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Re:      Registration Statement on Form N-14

Ladies and Gentlemen:

          We are furnishing this opinion in connection with the Registration Statement of Dreyfus Premier Manager Funds I (the "Trust") on Form N-14 (the "Registration Statement") with respect to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), a series of the Trust, being filed by the Trust on or about December 8, 2003, under the Securities Act of 1933, as amended (the "Act"), relating to the proposed merger of the Intrinsic Value Portfolio (the "Value Portfolio") and The Insiders Select Fund (the "Select Portfolio" and together with the Value Portfolio, the "Portfolios"), each a series of The Bear Stearns Funds ("Bear Stearns"), with and into the Successor Fund, and the issuance of shares of beneficial interest of the Successor Fund in connection therewith (the "Shares"), all in accordance with the terms of the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Value Portfolio, and the Trust, on behalf of the Successor Fund (the "Value Agreement and Plan of Reorganization") in substantially the form included as Appendix A to the Prospectus/Proxy Statement that is a part of the Registration Statement, and the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Select Portfolio, and the Trust, on behalf of the Successor Fund (the "Select Agreement and Plan of Reorganization" and together with the Value Agreement and Plan of Reorganization, the "Agreements and Plans of Reorganization")) in substantially the form included as Appendix B to the Prospectus/Proxy Statement that is part of the Registration Statement.

          We have examined the Agreements and Plans of Reorganization; the Trust's Amended and Restated Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file at the office of the Secretary of the Commonwealth of Massachusetts; the By-Laws of the Trust, as amended to the date hereof (the "By-Laws"); and certified copies of the Resolutions adopted by the Board of Trustees of the Trust. For these purposes, we assume that the Agreements and Plans of Reorganization do not materially vary from the forms of agreement approved by the Trustees and that the Agreements and Plans of Reorganization will be ratified prior to the date of issuance of the Shares. We have examined such documents and records, including a certificate of recent date of the Secretary of the Commonwealth of Massachusetts, as we have deemed necessary for purposes of this opinion.

          We have assumed, for purposes of this opinion, that, prior to the date of the issuance of the Shares, the Agreements and Plans of Reorganization will have been duly executed and delivered by each party thereto and will constitute a legal, valid, and binding obligation of Bear Stearns, on behalf of the Portfolios, and the Trust, on behalf of the Successor Fund.

        Based upon the foregoing, we are of the opinion that:

1.	The Trust is a duly organized and validly existing unincorporated association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and is authorized to issue an unlimited number of its shares of beneficial interest.

2.	When issued in accordance with the Agreements and Plans of Reorganization, the Shares will be validly issued, fully paid, and nonassessable by the Trust.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

Very truly yours, Ropes & Gray LLP

December 8, 2003

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Re:      Registration Statement on Form N-14

Ladies and Gentlemen:

          We are furnishing this opinion in connection with the Registration Statement of Dreyfus Premier Manager Funds I (the "Trust") on Form N-14 (the "Registration Statement") with respect to Dreyfus Premier S&P STARS Fund (the "Successor Fund"), a series of the Trust, being filed by the Trust on or about December 8, 2003, under the Securities Act of 1933, as amended (the "Act"), relating to the proposed merger of the S&P STARS Portfolio (the "Portfolio"), a series of The Bear Stearns Funds ("Bear Stearns"), with and into the Successor Fund, and the issuance of shares of beneficial interest of the Successor Fund in connection therewith (the "Shares"), all in accordance with the terms of the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund (the "Agreement and Plan of Reorganization") in substantially the form included as Appendix A to the Prospectus/Proxy Statement that is a part of the Registration Statement.

          We have examined the Agreement and Plan of Reorganization; the Trust's Amended and Restated Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file at the office of the Secretary of the Commonwealth of Massachusetts; the By-Laws of the Trust, as amended to the date hereof (the "By-Laws"); and certified copies of the Resolutions adopted by the Board of Trustees of the Trust. For these purposes, we assume that the Agreement and Plan of Reorganization does not materially vary from the form of agreement approved by the Trustees and that the Agreement and Plan of Reorganization will be ratified prior to the date of issuance of the Shares. We have examined such documents and records, including a certificate of recent date of the Secretary of the Commonwealth of Massachusetts, as we have deemed necessary for purposes of this opinion.

          We have assumed, for purposes of this opinion, that, prior to the date of the issuance of the Shares, the Agreement and Plan of Reorganization will have been duly executed and delivered by each party thereto and will constitute a legal, valid, and binding obligation of Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund.

          Based upon the foregoing, we are of the opinion that:

1.	The Trust is a duly organized and validly existing unincorporated association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and is authorized to issue an unlimited number of its shares of beneficial interest.

2.	When issued in accordance with the Agreement and Plan of Reorganization, the Shares will be validly issued, fully paid, and nonassessable by the Trust.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

        We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

Very truly yours, Ropes & Gray LLP

December 8, 2003

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Re:      Registration Statement on Form N-14

Ladies and Gentlemen:

          We are furnishing this opinion in connection with the Registration Statement of Dreyfus Premier Manager Funds I (the "Trust") on Form N-14 (the "Registration Statement") with respect to Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), a series of the Trust, being filed by the Trust on or about December 8, 2003, under the Securities Act of 1933, as amended (the "Act"), relating to the proposed merger of the S&P STARS Opportunities Portfolio (the "Portfolio"), a series of The Bear Stearns Funds ("Bear Stearns"), with and into the Successor Fund, and the issuance of shares of beneficial interest of the Successor Fund in connection therewith (the "Shares"), all in accordance with the terms of the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund (the "Agreement and Plan of Reorganization") in substantially the form included as Appendix A to the Prospectus/Proxy Statement that is a part of the Registration Statement.

          We have examined the Agreement and Plan of Reorganization; the Trust's Amended and Restated Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file at the office of the Secretary of the Commonwealth of Massachusetts; the By-Laws of the Trust, as amended to the date hereof (the "By-Laws"); and certified copies of the Resolutions adopted by the Board of Trustees of the Trust. For these purposes, we assume that the Agreement and Plan of Reorganization does not materially vary from the form of agreement approved by the Trustees and that the Agreement and Plan of Reorganization will be ratified prior to the date of issuance of the Shares. We have examined such documents and records, including a certificate of recent date of the Secretary of the Commonwealth of Massachusetts, as we have deemed necessary for purposes of this opinion.

          We have assumed, for purposes of this opinion, that, prior to the date of the issuance of the Shares, the Agreement and Plan of Reorganization will have been duly executed and delivered by each party thereto and will constitute a legal, valid, and binding obligation of Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund.

          Based upon the foregoing, we are of the opinion that:

1.	The Trust is a duly organized and validly existing unincorporated association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and is authorized to issue an unlimited number of its shares of beneficial interest.

2.	When issued in accordance with the Agreement and Plan of Reorganization, the Shares will be validly issued, fully paid, and nonassessable by the Trust.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

Very truly yours, Ropes & Gray LLP

December 8, 2003

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Re:      Registration Statement on Form N-14

Ladies and Gentlemen:

          We are furnishing this opinion in connection with the Registration Statement of Dreyfus Premier Manager Funds I (the "Trust") on Form N-14 (the "Registration Statement") with respect to Bear Stearns Prime Money Market Fund (the "Successor Fund"), a series of the Trust, being filed by the Trust on or about December 8, 2003, under the Securities Act of 1933, as amended (the "Act"), relating to the proposed merger of the Prime Money Market Portfolio (the "Portfolio"), a series of The Bear Stearns Funds ("Bear Stearns"), with and into the Successor Fund, and the issuance of shares of beneficial interest of the Successor Fund in connection therewith (the "Shares"), all in accordance with the terms of the proposed Agreement and Plan of Reorganization by and between Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund (the "Agreement and Plan of Reorganization") in substantially the form included as Appendix A to the Prospectus/Proxy Statement that is a part of the Registration Statement.

          We have examined the Agreement and Plan of Reorganization; the Trust's Amended and Restated Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file at the office of the Secretary of the Commonwealth of Massachusetts; the By-Laws of the Trust, as amended to the date hereof (the "By-Laws"); and certified copies of the Resolutions adopted by the Board of Trustees of the Trust. For these purposes, we assume that the Agreement and Plan of Reorganization does not materially vary from the form of agreement approved by the Trustees and that the Agreement and Plan of Reorganization will be ratified prior to the date of issuance of the Shares. We have examined such documents and records, including a certificate of recent date of the Secretary of the Commonwealth of Massachusetts, as we have deemed necessary for purposes of this opinion.

          We have assumed, for purposes of this opinion, that, prior to the date of the issuance of the Shares, the Agreement and Plan of Reorganization will have been duly executed and delivered by each party thereto and will constitute a legal, valid, and binding obligation of Bear Stearns, on behalf of the Portfolio, and the Trust, on behalf of the Successor Fund.

          Based upon the foregoing, we are of the opinion that:

1.	The Trust is a duly organized and validly existing unincorporated association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and is authorized to issue an unlimited number of its shares of beneficial interest.

2.	When issued in accordance with the Agreement and Plan of Reorganization, the Shares will be validly issued, fully paid, and nonassessable by the Trust.

          The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          We consent to the filing of this opinion as an exhibit to the aforesaid Registration Statement.

Very truly yours, Ropes & Gray LLP